Post balance sheet events	12 Months Ended
Dec. 31, 2023
Post balance sheet events
Post balance sheet events

D2    Post balance sheet events

Dividends

The 2023 second interim dividend approved by the Board of Directors after 31 December 2023 is as described in note B5.

Share repurchase programme to neutralise 2023 employee and agent share scheme issuance

On 16 January 2024, the Company announced that the share repurchase programme in respect of 3,851,376 ordinary shares that it announced on 5 January 2024 and commenced on 8 January has been completed. The purpose of the share repurchase programme was to offset dilution from the vesting of awards under employee and agent share schemes during 2023. The Company has repurchased 3,851,376 ordinary shares in aggregate (representing 0.14 per cent of the total number of ordinary shares in issue at the end of the year (as disclosed in note C8)) at a volume weighted average price of £8.2676 per ordinary share for a total consideration of approximately £32 million.